Exhibit 99.1

For more information contact:
Bill Slater	Ellen Brook
Chief Financial Officer	Stapleton Communications Inc.
(408) 428-7801	(650) 470-0200
bslater@symmetricom.com	ellen@stapleton.com

Symmetricom Reports Third Quarter FY2005 Results

SAN JOSE, Calif. — April 28, 2005 — Symmetricom, Inc. (NASDAQ:SYMM), a leading worldwide supplier of network synchronization and timing solutions, today reported results for its fiscal third quarter ended March 31, 2005.

Fiscal third quarter revenue was $43.8 million, a decrease of $4.1 million, or 8.7 percent, from prior quarter revenue of $48.0 million, and flat with the same period last year.  For the nine months ended March 31, 2005, revenue was $143.7 million, an increase of $20.6 million, or 16.7 percent, over the prior year period.

Net earnings from continuing operations for the fiscal third quarter were $2.8 million, or $0.06 per share on a fully diluted basis, compared to $4.6 million, or $0.10 per share, in the prior quarter. In the same period of the prior year, the company reported net earnings from continuing operations of $1.8 million, or $0.04 per share. For the nine months ended March 31, 2005, net earnings from continuing operations were $11.9 million, or $0.26 per share on a fully diluted basis, compared to a net loss from continuing operations for the same period in the prior year of $4.4 million, or $(0.10) per share.

Non-GAAP net earnings for the fiscal third quarter, which excludes certain items related to non-cash compensation, amortization of acquired intangibles, integration and restructuring charges and unusual and non-recurring items, were $4.3 million, or $0.09 per share on a fully diluted basis. This compares to non-GAAP net earnings of $2.6 million, or $0.06 per share, in the third quarter of fiscal year 2004.  For the nine months ended March 31, 2005, non-GAAP net earnings were $14.8 million or $0.32 per share on a fully diluted basis, compared to non-GAAP net earnings for the same period of the prior year of $2.9 million, or $0.07 per share.

“Revenue for the quarter met our expectations, while earnings were higher than expected,” said Thomas Steipp, president and CEO of Symmetricom. “We are pleased to report that we have been selected as a provider at three major wireline customers that have completed their RFPs and we are now in the process of completing contracts.  Once the contracts are completed, we expect the resumption of more normalized purchase levels and the opportunity to participate in the build-out of next-generation networks by these customers. This represents a critical milestone in our focused sales efforts to take part in the build-out of next-generation networks at some of our largest customers.”

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

Telecom Solution Division revenue for the quarter was $29.1 million, a decrease of $3.3 million, or 10.3 percent over the prior quarter and a decrease of $2.1 million, or 6.7 percent over the same period last fiscal year.  Timing, Test & Measurement Division revenue for the quarter was $14.7 million, a decrease of $0.8 million, or 5.3 percent, over the prior quarter and up $2.1 million, or 17.1 percent, over the same period last fiscal year.

Outlook for Q4 FY05

Symmetricom expects fourth quarter FY05 revenue to be between $43 million and $48 million.  The company expects earnings to be between $0.04 and $0.08 per share.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, April 28 at 1:30 p.m. Pacific Time.  Those wishing to join should dial 712-923-4251, passcode “Symmetricom.”  Please reference the conference leader: Thomas Steipp.  A live webcast of the conference call will also be available via the company’s website at www.symmetricom.com or www.vcall.com.  A replay of the call will be available for one week.  To access the replay, please dial 203-369-0286.

About Symmetricom Inc.

As a worldwide leader in precise time and frequency products and services, Symmetricom provides “Perfect Timing” to customers around the world, including communications service providers, network equipment manufacturers, U.S. Department of Defense (DOD), aerospace contractors, enterprises, governments and research facilities. Since 1985, the company’s timing, frequency and synchronization solutions have helped define the world’s standards, delivering precision, reliability and efficiency to wireless and wireline networks, instrumentation and testing applications and network time management. Deployed in more than 90 countries, products include atomic clocks, cesium and rubidium standards, VME, crystal oscillators, PCI cards and Global Positioning System (GPS) solutions for instrumentation applications, as well as network time servers for Network Time Protocol (NTP) synchronization and time synchronization solutions.  In 2002, Symmetricom acquired TrueTime and Datum, strengthening its leading position in the world time and frequency markets. Symmetricom is based in San Jose, Calif., with offices worldwide. For more information, visit www.symmetricom.com.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the non-GAAP Statements of Operations, Symmetricom excludes certain items related to non-cash compensation, amortization of acquired intangibles, integration and restructuring charges and unusual and non-recurring items. Symmetricom believes that excluding such items provides investors and management with a representation of the company’s core operating performance and with information useful in assessing our prospects for the future and underlying trends in Symmetricom’s operating performance.  Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for data prepared in accordance with GAAP.  A reconciliation of the non-GAAP results to the GAAP results is provided in the “Consolidated Statements of Operations (non-GAAP)” schedule provided in the press release.

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning estimates of future revenue and earnings, pending RFPs, as well as the information regarding the usefulness of the non-GAAP financial information.  Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products or test and measurement products, our customers’ ability and need to upgrade existing equipment, our ability to negotiate contracts with our customers, our ability to maintain gross margins, timing of orders, cancellation or delay of customer orders, loss of customers, difficulties in manufacturing products to specification or customer volume requirements, challenges in integrating businesses,  customer acceptance of new products,  geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the year ended June 30, 2004 and subsequent Form 10-Q and Form 8-K filings.

Note: Financial schedules attached.

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share amounts)

(unaudited)

	Three months ended		Nine months ended
	March 31,		March 31,
	2005	2004	2005	2004

Net revenue	$43,815	$43,748	$143,737	$123,179
Cost of products and services	22,085	25,624	73,849	73,031
Amortization of purchased technology	971	978	2,932	2,940
Integration and restructuring charges	—	—	—	5,641
Gross Profit	20,759	17,146	66,956	41,567
Gross Margin	47.4%	39.2%	46.6%	33.7%
Operating Expenses:
Research and development	4,057	3,798	11,990	12,600
Selling, general and administrative	13,126	10,740	38,864	32,887
Amortization of intangibles	135	218	444	619
Integration and restructuring charges	—	—	—	1,890
Operating income (loss)	3,441	2,390	15,658	(6,429)
Interest income	388	95	755	260
Interest expense	(127)	(143)	(392)	(448)
Earnings (loss) before income taxes	3,702	2,342	16,021	(6,617)
Income tax provision (benefit)	883	592	4,134	(2,244)
Net earnings (loss) from continuing operations	2,819	1,750	11,887	(4,373)
Gain (loss) from discontinued operations, net of tax	—	(1)	162	(17)
Net earnings (loss)	$2,819	$1,749	$12,049	$(4,390)

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$0.06	$0.04	$0.27	$(0.10)
Gain (loss) from discontinued operations	—	—	—	—
Net earnings (loss)	$0.06	$0.04	$0.27	$(0.10)
Weighted average shares outstanding - basic	45,868	44,226	45,328	43,386

Earnings (loss) per share - diluted:
Earnings (loss) from continuing operations	$0.06	$0.04	$0.26	$(0.10)
Gain (loss) from discontinued operations	—	—	—	—
Net earnings (loss)	$0.06	$0.04	$0.26	$(0.10)
Weighted average shares outstanding - diluted	47,125	46,014	46,709	43,386

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

SYMMETRICOM, INC.

CONSOLIDATED STATEMENTS OF OPERATIONS  (non-GAAP)

(In thousands, except per share amounts)

(unaudited)

	Three months ended		Nine months ended
	March 31,		March 31,
	2005	2004	2005	2004

Net revenue	$43,815	$43,748	$143,737	$123,179
Cost of products and services	22,082	25,618	73,794	73,013
Gross Profit	21,733	18,130	69,943	50,166
Gross Margin	49.6%	41.4%	48.7%	40.7%
Operating Expenses:
Research and development	4,057	3,798	11,990	12,600
Selling, general and administrative	12,301	10,677	38,191	32,723
Amortization of intangibles	46	91	177	238
Operating income (loss)	5,329	3,564	19,585	4,605
Interest income	388	95	755	260
Interest expense	(127)	(143)	(392)	(448)
Earnings before income taxes	5,590	3,516	19,948	4,417
Income tax provision	1,334	889	5,147	1,497
Net earnings from continuing operations	4,256	2,627	14,801	2,920
Gain (loss) from discontinued operations, net of tax	—	—	—	—
Net earnings	$4,256	$2,627	$14,801	$2,920

Earnings per share - basic:
Earnings from continuing operations	$0.09	$0.06	$0.33	$0.07
Gain (loss) from discontinued operations	—	—	—	—
Net earnings	$0.09	$0.06	$0.33	$0.07
Weighted average shares outstanding - basic	45,868	44,226	45,328	43,386

Earnings per share - diluted:
Earnings from continuing operations	$0.09	$0.06	$0.32	$0.07
Gain (loss) from discontinued operations	—	—	—	—
Net earnings	$0.09	$0.06	$0.32	$0.07
Weighted average shares outstanding - diluted	47,125	46,014	46,709	43,386

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

Notes to Consolidated Statements of Operations (000’s) Three Months ended March 31

(a)               The above non-GAAP Statements of Operations exclude the effects of the following:

•                  For the three months ended March 31, 2005 and March 31, 2004 the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax and the HP Communications Synchronization Business, which amounted to $971 and $978, respectively (from cost of goods);

•                  For the three months ended March 31, 2005 and March 31, 2004 the amortization of stock based compensation of $953 and $69, respectively;

•                  For the three months ended March 31, 2005 and March 31, 2004 amortization of other intangibles related to the Datum and TrueTime acquisitions of $89 and $127, respectively (from operating expenses);

•                  For the three months ended March 31, 2005, a benefit of expense reductions for $125 for recovery of bad debts due to collection of old Datum receivables; and

•                  For the three months ended March 31, 2004 the impact of discontinued operations for the Trusted Time Division.

(b)              The above non-GAAP Statements of Operations assume a quarterly effective income tax rate of 23.9% and 25.3% for three months ended March 31, 2005 and 2004 respectively.

Notes to Consolidated Statements of Operations (000’s) Nine Months ended March 31

(c)               The above non-GAAP Statements of Operations exclude the effects of the following:

•                  For the nine months ended March 31, 2005 and March 31, 2004 the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax and the HP Communications Synchronization Business, which amounted to $2,930 and $2,940, respectively (from cost of goods);

•                  For the nine months ended March 31, 2004, integration and restructuring charges related to the Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business acquisitions of $7,531, of which $5,641 was excluded from cost of goods and $1,890 (from operating expenses);

•                  For the nine months ended March 31, 2005 and March 31, 2004 the amortization of stock based compensation of $1,581 and $182, respectively;

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

•                  For the nine months ended March 31, 2005 and March 31, 2004 amortization of other intangibles related to the Datum and TrueTime acquisitions of $267 and $381, respectively (from operating expenses). For the nine months ended March 31, 2005, a benefit of expense reductions for $485 for recovery of bad debts due to collection of old Datum receivables and an expense reduction of $368 for an adjustment for a reserve for repayment to a bankrupt customer of a collected receivable; and

•                  For the nine months ended March 31, 2005 and March 31, 2004 the impact of discontinued operations for the Trusted Time Division.

The above non-GAAP Statements of Operations assume a year to date effective income tax rate of 25.8% and 33.9% for the nine months ended March 31, 2005 and 2004, respectively.

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended March 31, 2005

	GAAP	Adjustments		Non-GAAP

Net revenue	$43,815	$—		$43,815
Cost of products and services	22,085	(3	)(a)	22,082
Amortization of purchased technology	971	(971	)(b)	—
Gross Profit	20,759	974		21,733
Operating Expenses:
Research and development	4,057	—		4,057
Selling, general and administrative	13,126	(825	)(c)	12,301
Amortization of intangibles	135	(89	)(d)	46
Operating income	3,441	1,888		5,329
Interest income	388	—		388
Interest expense	(127)	—		(127)
Earnings before income taxes	3,702	1,888		5,590
Income tax provision	883	451	(e)	1,334
Net earnings from continuing operations	2,819	1,437		4,256
Gain from discontinued operations, net of tax	—	—		—
Net earnings	$2,819	$1,437		$4,256

Earnings per share - basic:
Net earnings	$0.06			$0.09
Weighted average shares outstanding - basic	45,868			45,868

Earnings per share - diluted:
Net earnings	$0.06			$0.09
Weighted average shares outstanding - diluted	47,125			47,125

(a)	The adjustment represents the amortization of stock based compensation included in cost of goods.

(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.

(c)

The adjustment is net of an expense of ($950) for stock based compensation, offset by an expense reduction of $125 for bad debts due to the collection of old Datum receivables that were fully reserved.

(d)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.

(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2005 quarterly effective tax rate of 23.9%.

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Nine months ended March 31, 2005

	GAAP	Adjustments		Non-GAAP

Net revenue	$143,737	$—		$143,737
Cost of products and services	73,849	(55	)(a)	73,794
Amortization of purchased technology	2,932	(2,932	)(b)	—
Gross Profit	66,956	2,987		69,943
Operating Expenses:
Research and development	11,990	—		11,990
Selling, general and administrative	38,864	(673	)(c)	38,191
Amortization of intangibles	444	(267	)(d)	177
Operating income	15,658	3,927		19,585
Interest income	755	—		755
Interest expense	(392)	—		(392)
Earnings before income taxes	16,021	3,927		19,948
Income tax provision	4,134	1,013	(e)	5,147
Net earnings from continuing operations	11,887	2,914		14,801
Gain from discontinued operations, net of tax	162	(162	)(f)	—
Net earnings	$12,049	$2,752		$14,801

Earnings per share - basic:
Net earnings	$0.27			$0.33
Weighted average shares outstanding - basic	45,328			45,328

Earnings per share - diluted:
Net earnings	$0.26			$0.32
Weighted average shares outstanding - diluted	46,709			46,709

(a)	The adjustment represents the amortization of stock based compensation.

(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.

(c)

The adjustment is net of an expense of ($1,526) for stock based compensation, an expense reduction of $485 for bad debts due to the collection of old Datum receivables that were fully reserved and an expense reduction of $368 due to an adjustment for a reserve for a repayment to a bankrupt customer of a collected receivable.

(d)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.

(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2005 year to date effective tax rate of 25.8%.

(f)	Eliminate the impact of discontinued operations.

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Three months ended March 31, 2004

	GAAP	Adjustments		Non-GAAP

Net revenue	$43,748	$—		$43,748
Cost of products and services	25,624	(6	)(a)	25,618
Amortization of purchased technology	978	(978	)(b)	—
Integration and restructuring charges	—	—	(c)	—
Gross Profit	17,146	984		18,130
Operating Expenses:
Research and development	3,798	—		3,798
Selling, general and administrative	10,740	(63	)(a)	10,677
Amortization of intangibles	218	(127	)(d)	91
Integration and restructuring charges	—	—	(c)	—
Operating income (loss)	2,390	1,174		3,564
Interest income	95	—		95
Interest expense	(143)	—		(143)
Earnings (loss) before income taxes	2,342	1,174		3,516
Income tax provision (benefit)	592	297	(e)	889
Net earnings (loss) from continuing operations	1,750	877		2,627
Loss from discontinued operations, net of tax	(1)	1	(f)	—
Net earnings (loss)	$1,749	$878		$2,627

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$0.04			$0.06
Loss from discontinued operations	—			—
Net earnings (loss)	$0.04			$0.06
Weighted average shares outstanding - basic	44,226			44,226

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$0.04			$0.06
Loss from discontinued operations	—			—
Net earnings (loss)	$0.04			$0.06
Weighted average shares outstanding - diluted	46,014			46,014

(a)	The adjustment represents the amortization of stock based compensation.

(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.

(c)	The adjustment represents Integration and restructuring charges related primarily to the Datum and TrueTime acquistions.

(d)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.

(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2004 quarterly effective tax rate of 25.3%.

(f)	Eliminate the impact of discontinued operations.

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

SYMMETRICOM, INC.

Impact of Non-GAAP Adjustments on Net Income

(In thousands, except per share amounts)

(unaudited)

	Nine months ended March 31, 2004

	GAAP	Adjustments		Non-GAAP

Net revenue	$123,179	$—		$123,179
Cost of products and services	73,031	(18	)(a)	73,013
Amortization of purchased technology	2,940	(2,940	)(b)	—
Integration and restructuring charges	5,641	(5,641	)(c)	—
Gross Profit	41,567	8,599		50,166
Operating Expenses:
Research and development	12,600	—		12,600
Selling, general and administrative	32,887	(164	)(a)	32,723
Amortization of intangibles	619	(381	)(d)	238
Integration and restructuring charges	1,890	(1,890	)(c)	—
Operating income (loss)	(6,429)	11,034		4,605
Interest income	260	—		260
Interest expense	(448)	—		(448)
Earnings (loss) before income taxes	(6,617)	11,034		4,417
Income tax benefit	(2,244)	3,741	(e)	1,497
Net earnings (loss) from continuing operations	(4,373)	7,293		2,920
Loss from discontinued operations, net of tax	(17)	17	(f)	—
Net earnings (loss)	$(4,390)	$7,310		$2,920

Earnings (loss) per share - basic:
Earnings (loss) from continuing operations	$(0.10)			$0.07
Loss from discontinued operations	—			—
Net earnings (loss)	$(0.10)			$0.07
Weighted average shares outstanding - basic	43,386			43,386

Earnings (loss) per share - diluted:
Earnings (loss) from continuing operations	$(0.10)			$0.07
Loss from discontinued operations	—			—
Net earnings (loss)	$(0.10)			$0.07
Weighted average shares outstanding - diluted	43,386			43,386

(a)	The adjustment represents the amortization of stock based compensation.

(b)	The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.

(c)	The adjustment represents integration and restructuring charges related primarily to the Datum and TrueTime acquistions.

(d)	The adjustment represents the amortization of other intangibles related to acquisition of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.

(e)	This adjustment is the tax impact of the above adjustments using the fiscal 2004 year to date effective tax rate of 33.9%.

(f)	Eliminate the impact of discontinued operations.

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Symmetricom Reports Q3’05 Financial Results

April 28, 2005

SYMMETRICOM, INC.

CONSOLIDATED BALANCE SHEETS

(In thousands)

(unaudited)

	March 31,	June 30,
	2005	2004

ASSETS
Current assets:
Cash and cash equivalents	$48,289	$34,213
Short-term investments	25,595	13,398
Accounts receivable, net	28,725	28,941
Inventories, net	25,163	27,877
Prepaids and other current assets	9,384	9,720
Total current assets	137,156	114,149
Property, plant and equipment, net	23,589	27,936
Goodwill, net	49,248	49,248
Other intangible assets, net	11,349	14,665
Deferred taxes and other assets	42,427	41,092
Note receivable from employee	500	500
Total assets	$264,269	$247,590

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$10,120	$15,372
Accrued compensation	8,930	9,661
Accrued warranty	3,415	3,194
Other accrued liabilities	13,224	12,506
Current maturities of long-term obligations	1,087	1,128
Total current liabilities	36,776	41,861
Long-term obligations	7,630	8,827
Deferred income taxes	902	418
Total liabilities	45,308	51,106
Stockholders’ equity:
Common stock	183,269	174,293
Stockholder note receivable	—	(555)
Accumulated other comprehensive loss	177	(1)
Deferred stock-based compensation	(401)	(1,120)
Retained earnings	35,916	23,867
Total stockholders’ equity	218,961	196,484
Total liabilities and stockholders’ equity	$264,269	$247,590